SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K/A

            Current Report Pursuant to Section 13 or 15(d)
              Under the Securities Exchange Act of 1934


                           Date of Report
                          January 25, 1999

                          _________________
                     Commission File Number 1-8662


                    PROACTIVE TECHNOLOGIES, INC.
              (formerly KEYSTONE MEDICAL CORPORATION)
       (Exact name of registrant as specified in its charter)

        Delaware                                23-2265039
    (State of Incorporation)          (IRS Employer Identification No.)

          3343 Peachtree Road, N.E., Suite 530
                Atlanta, Georgia                          30326
  (Address of Principal Executive Offices)             (Zip Codes)

        Registrant's telephone number, including area code:
                         (404) 240-4081

_______________________________________________________________________

Item 2 is amended to read as follows:

Item 2.       Acquisition or Disposition of Assets

      On January 8, 1999, the Company acquired 100% of the total issued and outstanding shares of PDk Properties, Inc., a Georgia corporation, which owns 100% of Stratos Inns, LLC, a Georgia limited liability company located in Atlanta, Georgia.

     The purchase price for PDK Properties,Inc. stock was the issuance of 3,600,000 shares of Proactive restricted common stock to the Lance Children's Trust. The consideration paid was determined as a result of arms-length negotiations between unrelated parties.

     Pursuant to Article 3-05(b) of Regulation S-X of the Securities Act, financial statements of PDK Properties, Inc. are not required to be filed herewith.



Item 7.       Financial Statements and Exhibits

Items 7(a) and 7(b) is hereby amended to read as follows:

              (a)    Financial Statements.

              The Registrant is not required to file the financial statements, of PDK Properties, Inc. under Item 7(a) of Form 8-K.

              (b)     Pro Forma Financial Information.

              The Registrant is not required to file pro-forma information of PDK Properties, Inc. under Item 7(a) of Form 8-K.


                          SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                    PROACTIVE TECHNOLOGIES, INC.


Dated:  April 5, 1999                /s/ C. Beverly Lance
                                   By: _____________________________
                                   C. Beverly Lance, President